Execution Version
AMENDMENT NO. 4 (this “Amendment”), dated as of November 7, 2025, to the Credit Agreement, dated as of March 4, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment No. 4 Effective Date (as defined below), the “Existing Credit Agreement”), by and among RED ROBIN INTERNATIONAL, INC. (the “Borrower”), RED ROBIN GOURMET BURGERS, INC. (“Holdings”), the LENDERS and the ISSUING BANKS from time to time party thereto, FORTRESS CREDIT CORP., as Administrative Agent and Collateral Agent and JPMORGAN CHASE BANK, N.A., as Sole Lead Arranger and Sole Bookrunner.
WHEREAS, pursuant to Section 9.08 of the Existing Credit Agreement, the applicable Lenders and the Borrower may amend the Existing Credit Agreement, including the amendments contemplated herein.
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto (constituting all Lenders) desire to enter into this Amendment to effect the amendments to the Existing Credit Agreement set forth herein subject to the conditions set forth in Section 5 hereof.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).
SECTION 2.Amendment. Each of the parties hereto agrees that, effective on the Amendment No. 4 Effective Date:
(a)the definition of “Initial Term Facility Maturity Date” contained in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety with the following:
(b)“Initial Term Facility Maturity Date” shall mean September 3, 2027.
(c)the definition of “Revolving Facility Maturity Date” contained in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety with the following:
“Revolving Facility Maturity Date” shall mean, as the context may require, (a) with respect to the Revolving Facility in effect on the Closing Date, September 3, 2027 and (b) with respect to any other Classes of Revolving Facility Commitments, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.
(d)Section 2.10 of the Existing Credit Agreement is amended by adding the following new clause (e):
(e)    If the Termination Date does not occur on or before March 4, 2027, on March 5, 2027, the Borrower shall pay to Administrative Agent, for the ratable account of each Lender, a fully earned, non-refundable fee equal to 2.00% of the sum of (x) the aggregate principal amount of Term Loans outstanding on March 4, 2027 and (y) the aggregate principal amount of the Revolving Facility Commitments in effect on March 4, 2027.
SECTION 3.Amendment Fee. The Borrower shall pay to the Lenders a fully earned, non-refundable amendment fee equal to 0.50% of the sum of (x) the aggregate principal amount of Term Loans outstanding immediately prior to the Amendment No. 4 Effective Date and (y) the aggregate principal amount of the Revolving Facility Commitments in effect immediately prior to the Amendment No. 4 Effective Date (which aggregate amendment fee amount, for the avoidance of doubt, shall equal $1,033,505.49), of which (i) $516,752.75 shall be due and payable in cash on the Amendment No. 4 Effective Date (the “Cash Pay Amendment Fee”) and (ii) $516,752.74 shall automatically be paid in kind (in lieu of cash) on the Amendment No. 4 Effective Date by increasing the principal amount of each Lender’s Initial Term Loan by its pro rata amount of the foregoing amendment fee (the “PIK Amendment Fee”). The PIK Amendment Fee shall be treated in the same manner as all other principal of such Initial Term Loans under the Amended Credit Agreement.
SECTION 4.Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants (as to itself) to the other parties hereto on the Amendment No. 4 Effective Date that:
(a)each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite power and authority to execute and deliver this Amendment;
(b)this Amendment has been duly authorized by all corporate, shareholder, partnership, limited liability company or similar action required to be obtained by such Loan Party;
(c)this Amendment does not and will not (i) (A) violate any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the certificate or articles of incorporation, amalgamation or other constitutive documents (including any partnership, limited liability company, operating or shareholders’ agreements) or by-laws of such Loan Party, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to such Loan Party or (D) any provision of any indenture, certificate of designation for preferred shares, agreement or other instrument to which such Loan Party is a party or by which any of them or any of its property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred shares, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) (other than clause (B) thereof) or this clause (ii), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.
(d)this Amendment does not and will not require any action, consent or approval or, registration or filing with or any other action by any Governmental Authority, except (i) such as have been made or obtained and are in full force and effect, (ii) such actions, consents and approvals the failure or which to be obtained or made would not reasonably be expected to have a Material Adverse Effect and (iii) any other filings, registrations or notifications required by the Security Documents;
(e)all representations and warranties of the Borrower and each other Loan Party contained in Section 3 of the Existing Credit Agreement or any other Loan Document are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case, on and as of the Amendment No. 4 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date; and
(f)no Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 4 Effective Date or, after giving effect hereto.

SECTION 5.Amendment No. 4 Effective Date. The effectiveness of this Amendment shall be subject to the satisfaction (or waiver) of the following conditions precedent (the date of which this Amendment becomes effective, the “Amendment No. 4 Effective Date”):
(a)the Administrative Agent (or its counsel) shall have received a counterpart signature page of this Amendment duly executed by the Borrower, each other Loan Party, the Administrative Agent, the Collateral Agent and each Lender (in each case, including by way of facsimile or other electronic transmission);
(b)on the Amendment No. 4 Effective Date, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date;
(c)no Default or Event of Default exists or has occurred and is continuing on and as of the Amendment No. 4 Effective Date or, after giving effect hereto; and
(d)the Administrative Agent shall have received, (i) the Cash Pay Amendment Fee and (ii) to the extent invoiced at least one (1) Business Day prior to the Amendment No. 4 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Alston & Bird LLP) required to be reimbursed or paid by the Loan Parties under the Loan Documents to the Agents or to any Lender on or prior to the Amendment No. 4 Effective Date.
SECTION 6.Effect of Amendment.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    From and after the Amendment No. 4 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as amended hereby.
(c)    From and after the Amendment No. 4 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement.
SECTION 7.Amendments; Severability. (a) Once effective, this Amendment may not be amended nor may any provision hereof be waived except pursuant to Section 9.08 of the Amended Credit Agreement.
(a)If any provision of this Amendment is held to be illegal, invalid or unenforceable in any jurisdiction, the legality, validity and enforceability of the remaining provisions of this Amendment in such jurisdiction shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 8.Ratification and Reaffirmation. Each Loan Party hereto hereby (a) consents to the execution, delivery and performance of this Amendment and the performance of the Existing Credit Agreement (as amended hereby) and (b) ratifies and reaffirms: (x) its Obligations in respect of the Existing Credit Agreement and each of the other Loan Documents to which it is a party, as such Obligations have been amended by this Amendment, and all of the covenants, duties, indebtedness and liabilities under the Amended Credit Agreement and the other Loan Documents to which it is a party and (y) the Liens and security interests created in favor of the Collateral Agent and the Lenders pursuant to each Collateral Document, which Liens shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.
SECTION 9.GOVERNING LAW; Waiver of Jury Trial; Jurisdiction. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW. The provisions of Sections 9.11 and 9.15 of the Existing Credit Agreement as amended by this Amendment are incorporated herein by reference, mutatis mutandis.
SECTION 10.Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 11.Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 5. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 12.Release. In further consideration of the execution of this Amendment by Agents and the Lenders party hereto, each Loan Party, individually and on behalf of its respective successors (including any trustees acting on behalf of such Loan Party, and any debtor-in-possession with respect to such Loan Party), assigns, participants, subsidiaries and affiliates, hereby forever releases Agents and each Lender and their respective successors, assigns, parents, subsidiaries, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), and obligations of every nature whatsoever, whether liquidated or unliquidated, whether matured or unmatured, whether fixed or contingent, that such Loan Party has or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Amended Credit Agreement or the other Loan Documents prior to the date hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
RED ROBIN INTERNATIONAL, INC., as the Borrower

By:    /s/ Todd Wilson
Name:    Todd Wilson
Title:    President and Treasurer

RED ROBIN GOURMET BURGERS, INC., as Holdings

By:    /s/ Todd Wilson
Name:    Todd Wilson
Title:    Chief Financial Officer

RED ROBIN NORTH HOLDINGS, INC.
RED ROBIN WEST, INC.
WESTERN FRANCHISE DEVELOPMENT, INC.
each as a Loan Party

By:    /s/ Todd Wilson
Name:    Todd Wilson
Title:    President and Treasurer

RED ROBIN DISTRIBUTING COMPANY LLC
as a Loan Party

By:    /s/ Todd Wilson
Name:    Todd Wilson
Title:    Manager

NORTHWEST ROBINS, L.L.C.
as a Loan Party

By:    /s/ Todd Wilson
Name:    Todd Wilson
Title:    President and Treasurer of Red Robin International, Inc., the sole member and manager of Northwest Robins, L.L.C.
[Signature Page to Amendment No. 4]

FORTRESS CREDIT CORP., as Administrative Agent and Collateral Agent

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

[Signature Page to Amendment No. 4]

LENDERS:

TCW WV FINANCING LLC

By: TCW Asset Management Company LLC, its Collateral Manager

By:    /s/ Suzanne Grosso
Name:    Suzanne Grosso
Title:    Managing Director

TCW SKYLINE LENDING L.P.

By: TCW Asset Management Company LLC, its Investment Advisor

By:    /s/ Suzanne Grosso
Name:    Suzanne Grosso
Title:    Managing Director

TCW BRAZOS FUND LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:    /s/ Suzanne Grosso
Name:    Suzanne Grosso
Title:    Managing Director

TCW DL VIII FINANCING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:    /s/ Suzanne Grosso
Name:    Suzanne Grosso
Title:    Managing Director

[Signature Page to Amendment No. 4]

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By: TCW Asset Management Company LLC, its Investment Manager

By:    /s/ Suzanne Grosso
Name:    Suzanne Grosso
Title:    Managing Director
[Signature Page to Amendment No. 4]

US SPECIALTY INSURANCE COMPANY

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-In-Fact

By:    /s/ Suzanne Grosso
Name:     Suzanne Grosso
Title:    Managing Director

SAFETY NATIONAL CASUALTY CORPORATION

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-In-Fact

By:    /s/ Suzanne Grosso
Name:     Suzanne Grosso
Title:    Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-In-Fact

By:    /s/ Suzanne Grosso
Name:     Suzanne Grosso
Title:    Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-In-Fact

By:    /s/ Suzanne Grosso
Name:     Suzanne Grosso
Title:    Managing Director

[Signature Page to Amendment No. 4]

BUILD PRIVATE CREDIT, LP

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-In-Fact

By:    /s/ Suzanne Grosso
Name:     Suzanne Grosso
Title:    Managing Director
[Signature Page to Amendment No. 4]

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP
By: Drawbridge Special Opportunities GP LLC, its general partner

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED
By: FCOD CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XV CLO
LIMITED
By: FCOD CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XIX CLO LLC
By: FCOD CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer
[Signature Page to Amendment No. 4]

FORTRESS CREDIT OPPORTUNITIES XXI CLO LLC
By: FCOD CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXIII CLO LLC
By: FCOD CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXV CLO LLC
By: FCOD CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXIII CLO LLC
By: FCOD CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND
LTD.
By: Drawbridge Special Opportunities Advisors LLC, its investment manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer
[Signature Page to Amendment No. 4]

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED
By: FCOO CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES VIII CLO LLC
By: FCOO CLO Management LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS LENDING III HOLDINGS L.P.
By: Fortress Lending Advisors III LLC, its investment manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXI CLO LIMITED
By: FCO XXXI CLO CM LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS CREDIT OPPORTUNITIES XXXV CLO LIMITED
By: FCO XXXV CLO CM LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer
[Signature Page to Amendment No. 4]

FORTRESS CREDIT OPPORTUNITIES XXXVII CLO LIMITED
By: FCO XXXVII CLO CM LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FLF III HOLDINGS FINANCE L.P.
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS LENDING IV HOLDINGS L.P.
By: Fortress Lending Advisors IV LLC, its investment manager

By:    /s/ Avraham Dreyfuss                Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FLF IV AB HOLDINGS FINANCE L.P.
By: FLF IV AB Holdings Finance CM LLC, its servicer
By: Fortress Lending IV Holdings L.P., its sole member
By: Fortress Lending Advisors IV LLC, its investment manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer
[Signature Page to Amendment No. 4]

FLF IV GMS HOLDINGS FINANCE L.P.
By: FLF IV GMS Holdings Finance CM LLC, as servicer
By: Fortress Lending IV Holdings L.P., its sole member
By: Fortress Lending Advisors IV LLC, its investment manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FLF IV HOLDINGS FINANCE L.P.
By: FLF IV Holdings Finance CM LLC, as Servicer
By: Fortress Lending IV Holdings L.P., its sole member
By: Fortress Lending Advisors IV LLC, its investment manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FORTRESS LENDING FUND III-IV MA-CRPTF LP
By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer

FLF III-IV MA-CRPTF HOLDINGS FINANCE L.P.
By: FLF III-IV MA-CRPTF Advisors LLC, its collateral manager

By:    /s/ Avraham Dreyfuss
    Name:    Avraham Dreyfuss
    Title:    Chief Financial Officer
[Signature Page to Amendment No. 4]

ALCOF III NUBT, L.P.
By: Arbour Lane Fund III GP, LLC
Its General Partner,
as a Lender

/s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Manager
[Signature Page to Amendment No. 4]